SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 5, 2005
                                                  ---------------


                          Zynex Medical Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Nevada                    33-26787-D                  90-0214497
      ------------------         --------------        ---------------------
     (State or other             (Commission            (I.R.S. Employer
      jurisdiction               File Number)          Identification No.)
     of incorporation)


      8100 South Park Way, Suite A-9, Littleton, CO              80120
      ---------------------------------------------            ----------
        (Address of principal executive offices)               (Zip Code)


                  Registrant's telephone number: (303) 703-4906
                                                 --------------


                                 Total pages: 2
                                             ---

                               Exhibit index at: 2
                                                ---

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 5, 2005 Zynex Medical Holdings, Inc. and Zynex Medical, Inc (collectively "Zynex") received $400,000 under a three year term loan agreement with Silicon Valley Bank, Santa Clara, California and Boulder. Colorado (the "Lender"). The loan bears interest at a per annum fixed rate of 7.84%. The loan is guaranteed by Zynex Chairman, President and Chief Executive Officer Thomas Sandgaard and is collateralized by a first perfected security interest in accounts, inventory, chattel paper, equipment, fixtures, general intangibles, including intellectual property and other assets. Registrant will repay the loan in 36 equal monthly payments of principal and interest. The loan includes financial covenants for minimum liquidity and minimum debt service coverage. In connection with the loan, the Lender was granted a seven-year warrant to purchase 50,000 shares of Zynex Common Stock at an exercise price of $0.71 per share.

     The following exhibits are filed with this Report:

     Exhibit No.    Document
     -----------    ---------------------------------------------
        10.1        Loan and Security Agreement among Zynex Medical
                    Holdings, Inc, Zynex Medical, Inc and Silicon Valley
                    Bank, dated September 29, 2005.

        10.2 Warrant to Purchase Stock from Zynex Medical Holdings, Inc. to Silicon Valley Bank.

        10.3 Unconditional Guaranty by Thomas Sandgaard for Silicon Valley Bank, dated September 29, 2005.

        99.1        Press Release dated October 5, 2005.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Zynex Medical Holdings, Inc.
                                      (Registrant)



Date:  October 7, 2005                By:  /s/ Thomas Sandgaard
                                           -------------------------------------
                                           Thomas Sandgaard
                                           President and Chief Executive Officer



                                  EXHIBIT INDEX


         Exhibit No.      Document
         -----------      ------------------------------------------------------

           10.1 Loan and Security Agreement among Zynex Medical Holdings, Inc, Zynex Medical, Inc and Silicon Valley Bank, dated September 29, 2005.

           10.2 Warrant to Purchase Stock from Zynex Medical Holdings, Inc. to Silicon Valley Bank.

           10.3 Unconditional Guaranty by Thomas Sandgaard for Silicon Valley Bank, dated September 29, 2005.

           99.1           Press Release dated October 6.


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